Provisions	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Provisions
12.	Provisions
Changes in provisions for the years ended December 31, 2018 and 2019 are as follows:

			(In millions of yen)

	Restoration obligations for lease properties	Promotional virtual credits reserve	Other	Total
Balance at January 1, 2018	3,030	607	414	4,051
Arising during the year	517	4,188	95	4,800
Utilized	(82)	(2,700)	(414)	(3,196)
Reversal	(3)	(17)	(29)	(49)
Unwinding of discount and changes in the discount rate	0	—	—	0
Increase due to business combinations	10	—	—	10
Decrease due to loss of control of subsidiaries	(149)	—	—	(149)
Exchange differences	(37)	(2)	0	(39)
Other	17	459	(14)	462

Balance at December 31, 2018	3,303	2,535	52	5,890

Arising during the year	1,303	5,124	202	6,629
Utilized	(36)	(4,592)	(16)	(4,644)
Reversal	(18)	(78)	—	(96)
Unwinding of discount and changes in the discount rate	2	—	—	2
Exchange differences	(19)	10	1	(8)
Other	—	—	(24)	(24)

Balance at December 31, 2019	4,535	2,999	215	7,749

Restoration obligation for lease properties
The Group records provisions for restoration obligations related to its lease properties as the Group is required to restore these properties upon termination of the leases to the state specified in the rental agreements.
Promotional virtual credits reserve
For promotional and marketing purposes, LINE Points and virtual credits are given to end users free of charge. The Group records a provision for expenses including the licensing expense payable to the third-party platform partners upon redemption of free promotional virtual credits for virtual items by end users in the future. The reversal is mainly related to the expiration of certain LINE Points and virtual credits that were given to end users free of charge.